Exhibit 10.2

CONTINGENT TERMINATION AGREEMENT

This Contingent Termination Agreement (this “Agreement”) is made as of August 6, 2015, by and among Merge Healthcare Incorporated (the “Company”), Merge eMed, Inc., Cedara Software Corp., Cedara Software (USA) Limited, Merge Technologies Holdings Co., eFilm Medical Inc., Merge Cedara ExchangeCo Limited, Cedara Software Limited (collectively with the Company, the “Companies”) and Merrick RIS, LLC (“Merrick”).

The Companies and Merrick are parties to that certain Securities Purchase Agreement, dated as of May 21, 2008 (the “Securities Purchase Agreement”), and that certain Registration Rights Agreement, dated as of June 4, 2008 (the “Registration Rights Agreement”, and collectively with the Securities Purchase Agreement, the “Merrick Agreements”).

The termination of the Merrick Agreements is a closing condition contemplated by that certain Agreement and Plan of Merger by and among International Business Machines Corporation, Datong Acquisition Corp. and the Company, dated as of the date hereof, as such agreement may be amended, modified and waived from time to time in accordance with its terms (the “Merger Agreement”).

In connection with the consummation of the transactions contemplated by the Merger Agreement, the Company and Merrick have agreed to terminate the Merrick Agreements upon the terms and subject to the satisfaction of the conditions stated herein.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.            Termination of Merrick Agreements. Notwithstanding anything in the Merrick Agreements to the contrary, the parties hereto acknowledge and agree that (i) no amounts are owed and outstanding pursuant to the Merrick Agreements and (ii) at the Effective Time (as defined in the Merger Agreement), the Merrick Agreements shall terminate and be of no further force and effect with no further action required by the Company or Investors.

2.            Expiration.  This Agreement shall be null and void and shall be of no force or effect if the Merger Agreement is terminated.

3.            Representations and Warranties. Each party hereto represents and warrants to each of the other parties hereto that the execution and delivery of this Agreement has been duly authorized by all necessary action on the part of such party and that this Agreement constitutes a valid and binding obligation, enforceable against it in accordance with its terms.

4.            Governing Law.  This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

5.            Amendments.  No amendment, change, modification or termination of this Agreement or any part hereto shall be effective or binding unless made in writing and signed by each party hereto.

6.            Binding Effect; No Assignment.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.  No party hereto may assign this Agreement or such party’s rights or obligations hereunder without the prior written consent of each of the other parties hereto.

7.            Counterparts.  This Agreement may be executed and delivered in any number of counterparts (including by means of facsimile or electronically transmitted signature pages), each of which, when so executed, will be deemed an original and all of which taken together will constitute one and the same agreement.

8.            Entire Agreement.  This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements, understandings and representations, whether written or oral, related to the subject matter hereof.

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Contingent Termination Agreement as of the date first above written.

THE COMPANIES:

MERGE HEALTHCARE INCORPORATED

By:	/s/ Justin C. Dearborn
Name:	Justin C. Dearborn
Title:	Chief Executive Officer

MERGE EMED, INC.

By:	/s/ Justin C. Dearborn
Name:	Justin C. Dearborn
Title:	Chief Executive Officer

CEDARA SOFTWARE CORP.

By:	/s/ Justin C. Dearborn
Name:	Justin C. Dearborn
Title:	Chief Executive Officer

CEDARA SOFTWARE (USA) LIMITED

By:	/s/ Justin C. Dearborn
Name:	Justin C. Dearborn
Title:	Chief Executive Officer

MERGE TECHNOLOGIES HOLDINGS CO.

By:	/s/ Justin C. Dearborn
Name:	Justin C. Dearborn
Title:	Chief Executive Officer

Signature Page to Contingent Termination Agreement

EFILM MEDICAL INC.

By:	/s/ Justin C. Dearborn
Name:	Justin C. Dearborn
Title:	Chief Executive Officer

MERGE CEDARA EXCHANGECO LIMITED

By:	/s/ Justin C. Dearborn
Name:	Justin C. Dearborn
Title:	Chief Executive Officer

CEDARA SOFTWARE LIMITED

By:	/s/ Justin C. Dearborn
Name:	Justin C. Dearborn
Title:	Chief Executive Officer

Signature Page to Contingent Termination Agreement

BUYER:

MERRICK RIS, LLC

By:	/s/ Michael W. Ferro, Jr.
Name:	Michael W. Ferro, Jr.
Title:	Chief Executive Officer

Signature Page to Contingent Termination Agreement